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                                                                  Exhibit 10.68





                      MASTER AMENDMENT TO LEASE AGREEMENTS

        THIS MASTER AMENDMENT TO LEASE AGREEMENTS ("Amendment") is made and entered into as of the 31st day of December, 1999, by and between PRISON REALTY TRUST, INC. (formerly Prison Realty Corporation), a Maryland corporation ("Landlord") and CORRECTIONS CORPORATION OF AMERICA (formerly Correctional Management Services Corporation), a Tennessee corporation ("Tenant").

                              W I T N E S S E T H:

        WHEREAS, Landlord and Tenant have entered into those certain Lease Agreements dated January 1, 1999, along with all prior amendments thereto, as set forth on Schedule A (each such lease agreement referred to individually as a "Lease," and collectively as the "Leases"), whereby Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord certain properties (the property that is the subject of an individual Lease being referred to "Leased Property," and the properties that are the subject of the Leases collectively as "Leased Properties"), as more particularly set forth therein; and

        WHEREAS, Landlord and Tenant have entered into a Master Agreement to Lease dated January 1, 1999 (the "Master Agreement"), which sets forth certain agreements of the parties with respect to the lease of the Leased Properties; and

        WHEREAS, Landlord and Tenant now desire to amend the Leases as more particularly set forth herein.

        NOW, THEREFORE, in consideration of the premises and of their respective agreements and undertakings herein, Landlord and Tenant agree as follows:

        1. The Base Rent Schedule which is attached to each Lease as Exhibit B shall be revised to provide that the Rent Escalation Date shall be January 1.

        2. Except as specifically modified or amended herein, all terms and provisions of the Lease shall continue and remain in full force and effect.

                       [signatures on the following page]



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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above:


                                    LANDLORD:

                                    PRISON REALTY TRUST, INC.

                                    By: /s/ Doctor R. Crants
                                       -----------------------------------------

                                    Its: Chief Executive Officer
                                        ----------------------------------------


                                    TENANT:

                                    CORRECTIONS CORPORATION OF AMERICA

                                    By: /s/ Darrell K. Massengale
                                       -----------------------------------------

                                    Its: Chief Financial Officer and Secretary
                                        ----------------------------------------




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                                   SCHEDULE A


1.      Lease Agreement (Transcor)
2.      Lease Agreement (Headquarters)
3.      Lease Agreement (Bent County)
4.      Lease Agreement (Bridgeport)
5.      Lease Agreement (California City)
6.      Lease Agreement (Central Arizona)
7.      Lease Agreement (Cibola County)
8.      Lease Agreement (Cimarron)
9.      Lease Agreement (Coffee)
10.     Lease Agreement (Crossroads)
11.     Lease Agreement (Davis)
12.     Lease Agreement (Diamondback)
13.     Lease Agreement (Eden)
14.     Lease Agreement (Eloy)
15.     Lease Agreement (Houston)
16.     Lease Agreement (Huerfano)
17.     Lease Agreement (Kit Carson)
18.     Lease Agreement (Laredo)
19.     Lease Agreement (Leavenworth)
20.     Lease Agreement (Lee)
21.     Lease Agreement (Marion)
22.     Lease Agreement (Mineral Wells)
23.     Lease Agreement (NM Women's)
24.     Lease Agreement (North Fork)
25.     Lease Agreement (Northeast Ohio)
26.     Lease Agreement (Otter Creek)
27.     Lease Agreement (Prairie)
28.     Lease Agreement (River City)
29.     Lease Agreement (Shelby)
30.     Lease Agreement (T. Don Hutto)
31.     Lease Agreement (Torrance County)
32.     Lease Agreement (Webb County)
33.     Lease Agreement (West Tennessee)
34.     Lease Agreement (Wheeler)
35.     Lease Agreement (Whiteville)





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